Exhibit 99.2


                             STOCK PLEDGE AGREEMENT


            THIS STOCK PLEDGE AGREEMENT (the "Pledge Agreement"), dated as of February 15, 2002, by Kroll Inc., an Ohio corporation, Kroll Holdings, Inc., a Delaware corporation, LAMB Acquisition, Inc., an Ohio corporation, Kroll Holdings SA, an Argentinian corporation, Laboratory Specialists of America, Inc., an Oklahoma corporation, Kroll Ltd., a United Kingdom corporation, US Holdings, Inc., a Delaware corporation, and Kroll Associates, Inc., a Delaware corporation (each, a "Pledgor" and collectively, the "Pledgors"), in favor of Foothill Capital Corporation, a California corporation, as lender ("Lender") under the Loan Agreement referred to below.


                              W I T N E S S E T H:
                               - - - - - - - - - -

            WHEREAS, Lender is a party to the Loan and Security Agreement, dated as of the date hereof (the "Loan Agreement"), among Kroll Inc., each of its Subsidiaries that is a signatory thereto (each, a "Borrower" and collectively, "Borrowers"), and Lender as the same may have been or may be amended, modified, supplemented or restated from time to time;

            WHEREAS, as a condition precedent to making any Advances to, and the issuance of Letters of Credit for the account of, Borrowers as contemplated by the Loan Agreement, the Pledgors are required to execute and deliver this Pledge Agreement to Lender; and

            WHEREAS, it is the intention of the parties hereto that the Pledged Stock (as hereinafter defined) be and become Collateral (as hereinafter defined) under the Loan Agreement;

            NOW, THEREFORE, in consideration of the premises and the agreements herein, the Pledgors hereby agree with Lender as follows:

            1. Defined Terms. Capitalized terms, that are not otherwise defined in this Pledge Agreement, shall have the respective meanings ascribed to them in the Loan Agreement, and the following terms shall have the following meanings:

            "Code": the Uniform Commercial Code from time to time in effect in the State of New York.

            "Collateral": the Pledged Stock and all Proceeds thereof.

            "Domestic Subsidiary": any Subsidiary incorporated or organized or formed in the United States or any state or territory thereof.

            "Foreign Subsidiary": any Subsidiary that is not a Domestic Subsidiary.

            "Legal Requirements": all applicable restrictive covenants, applicable zoning and subdivision ordinances and building codes, all applicable health and environmental regulations, and all other applicable laws, ordinances, rules, regulations, judicial decisions, administrative orders, and other requirements of any Governmental Authority having jurisdiction over the

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Pledgors in effect  either at the time of execution of this Pledge  Agreement or at any time during the term hereof.

            "Pledge Agreement": this Stock Pledge Agreement, as amended, supplemented or otherwise modified from time to time.

            "Pledged Stock": all of the shares of capital stock owned directly or indirectly by the Pledgors and listed on Schedule 1 attached hereto; provided, however, that with respect to pledges of capital stock of the Foreign Subsidiaries, such pledges shall be limited to 65% of the total combined voting power of all classes of stock entitled to vote of each Foreign Subsidiary.

            "Proceeds": all "proceeds" as such term is defined in Section 9-102(a)(64) of the Code on the date hereof and, in any event, shall include, without limitation, all dividends or other income from the Pledged Stock and any and all collections on the foregoing or distributions with respect to the foregoing.

            2. Pledge, Grant of Security Interest. Each of the Pledgors hereby delivers to Lender, all of such Pledgor's right, title and interest in and to its Pledged Stock and hereby transfers and grants to Lender, a senior, first priority Lien in all of such Pledgor's right, title and interest in the Collateral, as collateral security for the prompt and complete payment and performance when due of the Obligations.

            3. Delivery of Certificates, Stock Powers, Endorsements. Concurrently with the delivery to Lender of each certificate representing one or more shares of Pledged Stock, each Pledgor shall deliver an undated stock power covering such certificate, duly executed in blank.

            4. Representations and Warranties. Each Pledgor represents and warrants that:

               (a) such Pledgor is duly organized, validly existing and in good standing under the applicable Legal Requirements of its jurisdiction of organization and qualified to do business in each jurisdiction in which the failure to be so qualified is reasonably expected to have a Material Adverse Change; has all necessary rights, franchises and privileges and corporate power and authority to execute, deliver and perform this Pledge Agreement and to conduct its business as currently conducted; and has taken all necessary corporate action to execute, deliver and perform this Pledge Agreement;

               (b) this Pledge Agreement has been duly executed and delivered by such Pledgor and when executed and delivered constitutes the legally valid and binding obligations of such Pledgor, enforceable against such Pledgor in accordance with its terms except as enforceability may be affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing;

               (c) the shares of Pledged Stock constitute all of the issued and outstanding shares of all classes of the capital stock owned by such Pledgor; provided, however, that with respect to a pledge of capital stock of the Foreign Subsidiaries, such pledge shall be limited to 65% of the total combined voting power of all classes of stock entitled to vote of each Foreign Subsidiary;

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               (d) all of its shares of Pledged Stock have been duly authorized and validly issued and are fully paid and nonassessable;

               (e) such Pledgor is the record and beneficial owner of, and has good title to, its Pledged Stock, free of any and all Liens or options in favor of, or claims of, any other Person, except the Lien created by this Pledge Agreement and the other Loan Documents and the Lien created in favor of the Senior Notes; and

               (f) upon delivery of the stock certificates evidencing the Pledged Stock to Lender, the Lien granted pursuant to this Pledge Agreement will constitute a valid, perfected, senior, first priority Lien on the Collateral (except, with respect to Proceeds, only to the extent permitted by Section 9-102(a)(64) of the Code), enforceable as such against all creditors of such Pledgor and any Persons purporting to purchase any Collateral from such Pledgor except in each case as enforceability may be affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

            5. Covenants. Each of the Pledgors covenants and agrees with Lender that, from and after the date of this Pledge Agreement until the Obligations are paid in full in cash:

               (a) If such Pledgor shall, as a result of its ownership of the Collateral, become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution other than as provided in Section 6 hereof in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), promissory note or other instrument, option or rights, whether in addition to, in substitution of, as a conversion of, or in exchange for any of the Collateral, or otherwise in respect thereof, such Pledgor shall accept the same as the agent of Lender, hold the same in trust for Lender and deliver the same forthwith to Lender, in the exact form received, duly endorsed by such Pledgor, if required, together with an undated stock power or endorsement, as appropriate, covering such certificate, note or instrument duly executed in blank by such Pledgor and with, if Lender so requests, signature guarantees, to be held by Lender, subject to the terms hereof, as additional collateral security for the Obligations. Any sums paid upon or in respect of the Collateral upon the liquidation or dissolution of a Pledgor's Subsidiary shall be paid over to Lender, to be held as additional collateral security for the Obligations, and, in case any distribution of capital shall be made on or in respect of the Collateral or any property shall be distributed upon or with respect to the Collateral pursuant to the recapitalization or reclassification of the capital of a Pledgor's Subsidiary or pursuant to the reorganization thereof, the property so distributed shall be delivered to Lender, to be held by it hereunder as additional collateral security for the Obligations. If any sums of money or property so paid or distributed in respect of the Collateral shall be received by a Pledgor, such Pledgor shall, until such money or property is paid or delivered to Lender, hold such money or property in trust, segregated from other funds of such Pledgor, as additional collateral security for the Obligations.

               (b) Except as expressly permitted pursuant to the Loan Agreement, such Pledgor will not (i) vote to enable, or take any other action to permit, such Pledgor's Subsidiaries to issue any stock or other equity securities of any nature or to issue any other securities

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convertible into or granting the right to purchase or exchange for any stock or other equity securities of any nature of such Pledgor's Subsidiaries, (ii) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Collateral, or (iii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Collateral, or any interest therein, except for the Lien provided for by this Pledge Agreement and the other Loan Documents and the Lien in favor of the Senior Notes. Such Pledgor will defend the right, title and interest of Lender in and to the Collateral against the claims and demands of all Persons whomsoever (other than the collateral agent for the Senior Notes).

               (c) Such Pledgor shall (i) not permit its Subsidiaries to issue any stock or other securities in addition to or in substitution for the Pledged Stock issued by its Subsidiaries, except to such Pledgor, and (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional shares of stock or other equity securities of such Pledgor's Subsidiaries to Lender.

               (d) At any time and from time to time, upon the written request of Lender, and at the sole expense of such Pledgor, promptly and duly execute and deliver such further instruments and documents and take such further actions as Lender may reasonably request for the purposes of obtaining or preserving the full benefits of this Pledge Agreement and of the rights and powers herein granted. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note, other instrument or chattel paper, such note, instrument or chattel paper shall be immediately delivered to Lender, duly endorsed in a manner satisfactory to Lender, to be held as Collateral pursuant to this Pledge Agreement.

               (e) Such Pledgor agrees to pay, and to save Lender harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other similar taxes which may be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Pledge Agreement.

            6. Cash Dividends, Voting Rights, Interest Payments. Unless an Event of Default shall have occurred and be continuing and Lender shall (unless such Event of Default is an Event of Default specified in Sections 8.4, 8.5, or 8.6 of the Loan Agreement, in which case no such notice need be given) have given notice to the Pledgors of Lender's intent to exercise its rights pursuant to
Section 7 below, subject to the restrictions set forth in Section 7 of the Loan Agreement, the Pledgors shall be permitted to receive all cash dividends, distributions and interest payments in respect of the Pledged Stock and to exercise all voting and corporate rights with respect to the Pledged Stock; provided, however, that no vote shall be cast or corporate right exercised or other action taken which would impair the Collateral or which would be inconsistent with or result in any violation of any provision of the Loan Agreement or any of the other Loan Documents. Lender shall execute and deliver (or cause to be executed and delivered) to the Pledgors all such proxies and other instruments as the Pledgors may reasonably request for the purpose of enabling them to exercise the voting and other consensual rights that they are entitled to exercise pursuant to this paragraph and to receive the dividends, distributions or interest payments that they are authorized to receive and retain pursuant to this Section 6.

            7. Rights of Lender. (a) If an Event of Default shall occur and be continuing, Lender shall (unless such Event of Default is an Event of Default specified in Sections 8.4, 8.5,

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or 8.6 of the Loan Agreement, in which case no such notice need be given) give notice of its intent to exercise its rights hereunder to the Pledgors, in which case: (i) all rights of the Pledgors (A) to exercise or refrain from exercising the voting and other consensual rights that they would otherwise be entitled to exercise pursuant to Section 6 hereof shall, upon written notice to the Pledgors by Lender, cease and (B) to receive the dividends, distributions and interest payments that they would otherwise be authorized to receive and retain pursuant to Section 6 hereof shall automatically cease; (ii) all dividends, distributions and interest payments that are received by the Pledgors contrary to the provisions of subsection (i) shall be received in trust for Lender, shall be segregated from other property and funds of the Pledgors and shall be forthwith paid over to Lender, in the same form as so received (with any necessary endorsement); (iii) Lender shall have the right to receive any and all cash dividends or other income paid in respect of the Pledged Stock and make application thereof to the Obligations as provided in Section 2.4(b) of the Loan Agreement; and (iv) all shares of the Pledged Stock shall be registered in the name of Lender or its nominees, and Lender or its nominees may thereafter exercise: (A) all voting, corporate and other rights pertaining to such shares of the Pledged Stock at any meeting of shareholders of the Pledgors' Subsidiaries or otherwise and (B) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to such shares of the Pledged Stock as if Lender was the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Stock upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of the Pledgors' Subsidiaries, or upon the exercise by the Pledgors or Lender, of any right, privilege or option pertaining to such shares of the Pledged Stock, and in connection therewith, the right to deposit and deliver any and all of the Pledged Stock with any committee, depository, transfer agent, registrar or other designated agency upon such terms and conditions as it may reasonably determine), all without liability except to account for property actually received by it, but Lender shall have no duty to the Pledgors to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

                  (b) The rights of Lender hereunder shall not be conditioned or contingent upon the pursuit by Lender of any right or remedy against the Pledgors or the Borrowers or against any other Person which may be or become liable in respect of all or any part of the Obligations or against any collateral security therefor, guarantee therefor or right of offset with respect thereto. Neither Lender nor its directors, officers, employees or agents shall be liable for any failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so (except as finally determined by a court of competent jurisdiction to have arisen solely from Lender's gross negligence or willful misconduct), nor shall Lender be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgors or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof.

            8. Remedies. In the event that any portion of the Obligations has been declared or becomes due and payable in accordance with the terms of the Loan Agreement or any other Loan Documents, and such Obligations have not been paid in full in cash, Lender may exercise, in addition to all other rights and remedies granted in this Pledge Agreement and in any other Loan Documents, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, Lender, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Pledgors or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith

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collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, in the over-the-counter market at any exchange or broker's board or office of Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. Lender, shall have the right upon any such public sale or sales, and, to the extent permitted by applicable law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in such Pledged Stock by the Pledgors, which right or equity is hereby waived or released. Lender shall apply any Proceeds from time to time held by them and the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all costs and expenses of every kind incurred in respect thereof or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of Lender hereunder, including, without limitation, reasonable attorneys' fees and disbursements of counsel to Lender, in accordance with Section 2.4(b)(i) of the Loan Agreement and only after such application and after the payment by Lender of any other amount required by any provision of applicable law, including, without limitation, Section 9-610(a) of the Code, need Lender account for the surplus, if any, to the Pledgors. To the extent permitted by applicable law, each of the Pledgors waives all claims, damages and demands it may acquire against Lender arising out of the lawful exercise by it of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least ten (10) days before such sale or other disposition.

            9. Registration Rights, Private Sales. (a) If Lender shall determine to exercise its right to sell any or all of the Pledged Stock pursuant to
Section 8 hereof, and if in Lender's Permitted Discretion, it is reasonably necessary or advisable to have the Pledged Stock, or that portion thereof to be sold, registered under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), the relevant Pledgor will: (i) use its reasonable best efforts to execute and deliver, and cause the directors and officers of such Pledgor to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in Lender's Permitted Discretion, reasonably necessary or advisable to register the Pledged Stock or that portion thereof to be sold, under the provisions of the Securities Act,
(ii) use its reasonable commercial efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Pledged Stock or that portion thereof to be sold and (iii) make all amendments thereto and/or to the related prospectus that in Lender's Permitted Discretion, are reasonably necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the SEC applicable thereto. The Borrowers will comply with the provisions of the securities or "Blue Sky" laws of any and all jurisdictions that Lender shall reasonably designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) that will satisfy the provisions of Section 11(a) of the Securities Act.

                  (b) Each of the Pledgors recognizes that Lender may be unable to effect a public sale of any or all the Pledged Stock by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers that will be obliged to agree, among other things, to acquire such securities for their own account for investment and

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not with a view to the distribution or resale thereof. Each of the Pledgors acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. Lender shall not be under any obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit the Borrowers or the Pledgors to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if the Pledgors would agree to do so.

               (c) Each of the Pledgors further agrees to use its reasonable commercial efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Stock pursuant to this Section 9 valid and binding and in compliance with any and all other applicable Legal Requirements. Each of the Pledgors further agrees that a breach of any of the covenants contained in this Section 9 will cause irreparable injury to Lender, that Lender has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 9 shall be specifically enforceable against such Pledgor, and such Pledgor hereby waives and agrees to the fullest extent permitted by law not to assert any defenses against an action for specific performance of such covenants.

               (d) Lender is authorized, after written notice to the relevant Pledgor, in connection with the sale of any Pledged Stock pursuant to Section 8 hereof, to deliver or otherwise disclose to any prospective purchaser of the Pledged Stock: (i) any registration statement or prospectus, and all supplements and amendments thereto, prepared pursuant to this Section 9, (ii) any information and projections provided to it pursuant to this Section 9 and (iii) any other information in its possession relating to the Pledged Stock; provided, however, that such prospective purchaser shall enter into a confidentiality agreement with the relevant Pledgor.

            10. Regulatory Matters. (a) The Pledgors shall take all action that Lender may reasonably request in the exercise of its rights and remedies hereunder, which includes the right to require the Pledgors to transfer or assign the Pledged Stock to any party or parties in accordance with the provisions hereof. In furtherance of this right, the Pledgors shall: (i) cooperate with Lender in obtaining all approvals and consents from each Governmental Authority that Lender may reasonably deem necessary or advisable to accomplish any such transfer or assignment of any part of the Pledged Stock and
(ii) prepare, execute and file with any Governmental Authority any application, request for consent, certificate or instrument that Lender may reasonably deem necessary or advisable to accomplish any such transfer or assignment of any part of the Pledged Stock. If the Pledgors fail to execute such applications, requests for consent, certificates or instruments, the clerk of any court that has jurisdiction over the Loan Documents may execute and file the same on behalf of the Pledgors.

               (b) To enforce the provisions of this Section 10, Lender is authorized, to the extent permitted by applicable law, to request the consent or approval of any Governmental Authority to a voluntary or an involuntary transfer of control of the Pledgors of any of the Pledged Stock. In connection with the exercise of its remedies under this Pledge Agreement, Lender may obtain the appointment of a trustee or receiver to assume, upon receipt of all necessary judicial or other Governmental Authority consents or approvals, control of the Pledgors' Subsidiaries of any of the Pledged Stock. Such trustee or receiver shall have all rights

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and powers provided to it by applicable law or by court order or provided to
Lender under this Pledge Agreement.

               (c) Each of the Pledgors acknowledges that the approval of each appropriate Governmental Authority to the transfer of control of such Pledgor may be required, that the ownership thereof is integral to Lender's realization of the value of such Pledged Stock, that there is no adequate remedy at law for failure by such Pledgor to comply with the provisions of this Section 10 and that such failure could not be adequately compensable in damages and, therefore, such Pledgor agrees that the provisions of this Section 10 may be specifically enforced.

            11. Limitation on Duties Regarding Collateral. Lender's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as Lender deals with similar securities and property for its own account. Neither Lender nor its directors, officers, employees or agents shall be: (a) liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so (except as finally determined by a court of competent jurisdiction to have arisen solely from Lender's gross negligence or willful misconduct) or (b) under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgors.

            12. Powers Coupled with an Interest. All authorizations and agencies herein contained with respect to the Collateral are irrevocable and powers coupled with an interest.

            13. Severability. Any provision of this Pledge Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

            14. Paragraph Headings. The paragraph headings used in this Pledge Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

            15. No Waiver, Cumulative Remedies. Lender shall not by any act (except pursuant to Section 16 hereof) be deemed to have waived any right or remedy hereunder. No failure to exercise, nor any delay in exercising, on the part of Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

            16. Waivers and Amendments, Successors and Assigns, Governing Law. Except as permitted under the Loan Agreement and by a written instrument executed by each of the Pledgors and Lender, none of the terms or provisions of this Pledge Agreement may be, amended, supplemented or otherwise modified. This Pledge Agreement shall be binding upon

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the successors and assigns of the Pledgors and shall inure to the benefit of
Lender and its successors and assigns. THIS PLEDGE AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY IN SUCH STATE (WITHOUT REGARD TO THE CONFLICT OF LAW PRINCIPLES THEREOF).

            17. Notices. Notices by Lender may be given by mail, by telex or by facsimile transmission, addressed or transmitted to the Pledgors at the addresses or transmission numbers set forth in Schedule II hereto. Such notice shall be effective: (a) if mailed, three days after being deposited in the mails, (b) if telecopied, when sent, confirmation received and (c) if delivered, upon delivery. The Pledgors may change their addresses and transmission numbers by written notice to Lender.

            18. Termination. This Pledge Agreement is a continuing agreement and shall remain in full force and effect until the later of (i) the repayment in full of the Obligations owing under the Loan Agreement and (ii) the termination or expiration of the Loan Agreement, at which time all Pledged Stock shall be released to the appropriate Pledgor.

            19. SUBMISSION TO JURISDICTION; WAIVERS. (a) EACH PLEDGOR HEREBY IRREVOCABLY AND UNCONDITIONALLY:

                (i) SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS PLEDGE AGREEMENT AND THE OTHER LOAN DOCUMENTS, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITUATED IN NEW YORK COUNTY, THE COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF;

                (ii) CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS, AND WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME; AND

                (iii) AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION.

               (b) LENDER AND EACH PLEDGOR UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS PLEDGE AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, VERBAL OR WRITTEN STATEMENT OR OTHER ACTION OF THE PARTIES HERETO.

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

            IN WITNESS WHEREOF, the undersigned has caused this Pledge Agreement to be duly executed and delivered as of the date first above written.


                                 KROLL INC., an Ohio corporation, as a Pledgor

                                 By: /s/
                                    ------------------------------------------
                                     Title:


                                 KROLL HOLDINGS, INC., a Delaware corporation, as a Pledgor

                                 By: /s/
                                    ------------------------------------------
                                     Name:
                                     Title:


                                 LAMB ACQUISITION, INC., an Ohio corporation, as a Pledgor

                                 By: /s/
                                     ----------------------------------------
                                     Name:
                                     Title:


                                 KROLL HOLDINGS SA, an Argentinean corporation, as a Pledgor


                                 By: /s/
                                    -----------------------------------------
                                     Name:
                                     Title:


                                 LABORATORY SPECIALISTS OF AMERICA, INC., an Oklahoma corporation, as a Pledgor

                                 By: /s/
                                    -----------------------------------------
                                     Name:
                                     Title:


                                 KROLL LTD., a United Kingdom corporation, as a Pledgor

                                 By: /s/
                                    -----------------------------------------
                                     Name:
                                     Title:


                                 US HOLDINGS, INC., a Delaware corporation, as a Pledgor

                                 By: /s/
                                    -----------------------------------------
                                     Name:
                                     Title:

                                 KROLL ASSOCIATES, INC., a Delaware
                                 corporation, as a Pledgor

                                 By: /s/
                                    -----------------------------------------
                                     Name:
                                     Title:


                                 Accepted and Agreed to as of the date first
                                     above written:


                                 FOOTHILL CAPITAL CORPORATION,
                                 a California corporation, as Lender

                                 By: /s/
                                    -----------------------------------------
                                     Name:
                                     Title:

                           ACKNOWLEDGEMENT AND CONSENT


            The undersigned hereby acknowledge receipt of a copy of the foregoing Pledge Agreement and agree to be bound thereby and to comply with the terms thereof insofar as such terms are applicable to it. The undersigned agree to notify Lender promptly in writing of the occurrence any of the events described in Section 5(a) of the Pledge Agreement. The undersigned further agree that the terms of Section 9 of the Pledge Agreement shall apply to them, mutatis mutandis, with respect to all actions that may be required of it under or pursuant to or arising out of Section 9 of the Pledge Agreement.

                                          FINANCIAL RESEARCH, INC., a
                                          Pennsylvania corporation

                                          By: /s/
                                              --------------------
                                          Title:

                                          INPHOTO SURVEILLANCE, INC an
                                          Illinois corporation

                                          By: /s/
                                              --------------------
                                          Title:

                                          KROLL CRISIS MANAGEMENT GROUP,
                                          INC., a Virginia corporation

                                          By: /s/
                                              --------------------
                                          Title:

                                          KROLL INFORMATION SERVICES, INC., a
                                          Delaware corporation

                                          By: /s/
                                              --------------------
                                          Title:

                                          KROLL SCHIFF ASSOCIATES, INC., a
                                          Texas corporation

                                          By: /s/
                                              --------------------
                                          Title:

                                          KROLL LINDQUIST AVEY CO., a
                                          Canadian corporation

                                          By: /s/
                                              --------------------
                                          Title:

                                          KROLL BACKGROUND OF AMERICA, INC.,
                                          a Tennessee corporation

                                          By: /s/
                                              --------------------
                                          Title:

                                          CORPLEX, INC., a New York
                                          corporation

                                          By: /s/
                                              --------------------
                                          Title:

                                          KROLL LINDQUIST AVEY, INC., a Texas
                                          corporation

                                          By: /s/
                                              --------------------
                                          Title:

                                          KROLL ASSOCIATES UK LIMITED, a
                                          United Kingdom corporation

                                          By: /s/
                                              --------------------
                                          Title:

                                          KROLL ASSOCIATES, INC., a Delaware
                                          corporation, as a Borrower

                                          By: /s/
                                              --------------------
                                          Title:

                                          KROLL BUCHLER PHILLIPS UK LIMITED,
                                          a United Kingdom corporation

                                          By: /s/
                                              --------------------
                                          Title:

                                          KROLL LABORATORY SPECIALISTS, INC.,
                                          a Louisiana corporation

                                          By: /s/
                                              --------------------
                                          Title: